UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  March 4, 2019

FOLKUP DEVELOPMENT INC.

 (Exact name of registrant as specified in its charter)

Nevada	333-216921	32-0499929
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Mileve Maric Ajnstajn 72,

Novi Beograd, Republic of Serbia 11070

 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(315) 359-5955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 – Other Events.

On May 1, 2017 and on July 24, 2017 the Company entered into the Sale of Goods Agreements with Kopetr LLC and Digital Srbija Ltd. The Agreements are attached as Exhibits 10.5 and 10.6. herein.

(d)  Exhibits

Exhibit No. 10.5	Sale of Goods Agreement with Kopetr LLC, dated May 1, 2017
Exhibit No. 10.6	Sale of Goods Agreement with Digital Srbija Ltd., dated July 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOLKUP DEVELOPMENT INC.	FOLKUP DEVELOPMENT INC.
Dated: March 5, 2019	By:/s/Milena Topolac Tomovic
Milena Topolac Tomovic, President and Chief Executive Officer and Chief Financial Officer